LOAN AGREEMENT

This is a Loan Agreement (this "Agreement") dated as of September 18, 1995, among

UNIDIAL INCORPORATED (the "Lender")
12910 Shelbyville Road, Suite 211
Louisville, Kentucky 40243

and

UNIQUEST COMMUNICATIONS, INC. (the "Borrower")
6975 Union Park Center, Suite 340
Midvale, UT  84047

Recitals

The Lender would like to provide to the Borrower, and the Borrower would like to avail itself of, the Revolving Credit, subject to the terms and conditions of this Agreement.

NOW, THEREFORE, the Borrower and the Lender agree as follows:

                                    SECTION I
                                   Definitions

As used in this Agreement, the following terms shall have the following meanings and the meanings assigned to them shall be equally applicable to both the singular and plural forms of the terms defined:

"Accounts Receivable" shall mean all (a) rights to payment for any good s sold or services performed, whether such right to payment exists on the date of this Agreement or is created thereafter, and whenever and wherever acquitted, whether or not such right to payment has been earned by performance, and whether or not such right to payment is evidenced by any document, instrument or chattel paper, and all claims against common carriers for goods and Inventory lost in transit; and (b) the proceeds or products of any of the foregoing. The amount of an Account Receivable shall be the amount of the receivable net of all discounts.

"Borrower Documents" shall mean, collectively, this Agreement, the Revolving Credit Note, the Guaranty, the Stock Pledge Agreement, the Security Agreement and any other document to be executed by the Borrower which relates to this Agreement.

"Capital Expenditure" shall mean any expenditure by, or obligation incurred by, a Person for an asset which will be used in a year or years subsequent to the year in which the expenditure is made or obligation is incurred, and which asset is properly classified in relevant financial statements of such Person as equipment, real property or improvements, fixed assets or a similar type of capitalized asset, all in accordance with GAAP.

"Client Lists" shall mean all of Borrower's right, title and interest in and to any and all of its client lists or customer lists.

"Collateral" shall mean the Borrower's Client Lists.

"Contract Rights" shall mean all of the Borrower's right, title and interest in, to and under the (i) Independent Agent Agreement dated July 25, 1994 between the Lender and the Borrower; and (ii) the Distributor Agreement between the Borrower and Automated Solutions, Inc., dated August 31, 1995.

"CPA Firm" shall mean the Borrower's firm of certified public accountants which regularly performs accounting services for the Borrower, provided that such firm is satisfactory to the Lender in the Lender's discretion.

"Current Assets" shall mean the amount of the Borrower's total current assets, determined on a consolidated basis in accordance with GAAP.

"Current Liabilities" shall mean the amount of the Borrower's total current liabilities, determined on a consolidated basis in accordance with GAAP.

"Dividend" shall mean any amount declared or paid, or set apart by the Borrower for the purpose of payment of, (a) any dividend or other distribution on or in respect of any shares of any class of the Borrower's capital stock, or (b) the purchase, retirement, reacquisition or redemption of any shares of any class of the Borrower's capital stock, or (c) any distribution by way of reduction of capital, or (d) any other distribution on or in respect of any shares of any class of the Borrower's capital stock.

"Event of Default" shall mean any one of the occurrences which are Events of Default under Section IX of this Agreement.

"Funded Debt" shall mean any obligation of Borrower payable in whole or in part more than one (1) year from the date of creation thereof, which under generally accepted accounting principles is to be shown on the balance sheet of borrower as a liability, including capitalized lease obligations.

"GAAP" shall mean generally accepted accounting principles applied on a basis consistent with prior periods.

"Guarantors" shall mean Thomas E. Aliprandi and David E. Shepardson.

"Guaranty" shall mean that Guaranty Agreement dated September 18, 1995, executed by the Guarantors in favor of the Lender.

"Indebtedness" shall mean all obligations, contingent or otherwise, which, in accordance with GAAP, should be classified on the obligor's balance sheet as liabilities.

"Net After Tax Income" for any period shall mean either (a) if the CPA Firm has prepared compiled financial statements for that period accompanied by an unqualified opinion, the amount shown in the income statement (prepared and compiled by the CPA Firm) as net income of the Borrower after deduction of and/or allowance for all state and federal income taxes paid or payable, less all items of extraordinary income; or (b) in all other cases, the net income of the Borrower, after exclusion of all items of extraordinary income, after deduction of all direct and indirect expenses, and after deduction of and/or allowance for all state and federal income taxes paid or payable, all as determined in accordance with GAAP.

"Net Cash Flow" shall mean the sum of (a) Net After Tax Income, plus (b) all non-cash charges (such as deferred taxes, depreciation and amortization of good will) which, in determining Net After Tax Income for any period, were deducted from the Borrower's gross income for such period, minus the sum of (1) the aggregate amount of Capital Expenditures for that period, plus (2) any Dividends, for that period, plus (3) all Principal Repayments for that period, all in accordance with GAAP.

"Net Income" shall mean either (a) if the CPA Firm has prepared audited financial statements for the period in question, accompanied by an unqualified opinion, the amount shown in the income statement (prepared and audited by the CPA Firm) as net income, less all items of extraordinary income; or (b) in all other cases, the net income of the Borrower, after exclusion of all items of extraordinary income and after deduction of all direct and indirect expenses, all as determined in accordance with GAAP.

"Net Worth" shall mean the sum of the Borrower's retained earnings, profit after tax and amount for capital stock. In determining Net Worth, the amounts representing retained earnings, profit after tax and capital stock shall be determined for the Borrower in accordance with GAAP.

"Person" shall mean any individual, partnership, association, trust, corporation or other entity.

"Prime Rate" shall mean the prime rate as published by the Wall Street Journal. The prime rate listed in the Wall street Journal for the last business day of each month shall be the Prime Rate for that entire month and shall be applied to the average daily balance outstanding for that month.

"Principal Repayments" shall mean all expenditures by, or obligations existing with respect to or incurred by, a Person for the repayment of any principal of, on, or in connection with any Funded Debt, including (for purposes of illustration, and not for purposes of limitation) principal payments required as the short term portion of any Funded Debt, and principal payments required on or in connection with the Revolving Credit Loan, all in accordance with GAAP.

"Request for Disbursement" shall mean either (a) a written request by the Borrower for a Revolving Credit Loan in form, substance and detail satisfactory to the Lender, signed by an authorized Person as provided in Section 3.04 or (b) an oral request on behalf of the Borrower, as provided in Section 3.04, for a Revolving Credit Loan providing the same information as is included in Annex D to this Agreement.

"Revolving Credit" shall have the meaning given it in Section II of this Agreement.

"Revolving Credit Loan" shall mean any single extension of credit by the Lender to the Borrower pursuant to Section 3.01 of this Agreement, and the total of all existing Revolving Credit Loans outstanding at any one time within the limitations of Section 3.02 of this Agreement.

"Revolving Credit Note" shall mean the promissory note dated September 18,1995 by the Borrower, in the face principal amount of Three Hundred Thousand Dollars $300,000.00, and substantially in the form of Annex A attached hereto, and any note delivered in renewal, replacement, substitution, extension or novation thereof.

"Security Agreement" shall mean the Security Agreement dated as of September 18, 1995, between the Borrower and the Lender referred to in Section 5.01 of this Agreement, and substantially in the form attached hereto as Annex B, as amended from time to time.

"Shareholders"   shall  mean  Thomas  E.  Aliprandi,   holder  of  7,300  shares
(certificate number 001) and David E. Shepardson, III, holder of 2,000 shares (certificate number 002).

"Tangible Net Worth" shall mean the New Worth of the Borrower minus the value of any intangible assets, including, without limitation, organization expenses, patents, trademarks, copyrights, goodwill, research and development, training cost and unamortized debt discount.

"Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the Commonwealth of Kentucky.

"Unmatured Default" shall mean the happening of any material breach under this Agreement, including but not limited to failure to pay any installment of principal of interest of the Revolving Credit Note when due, or a breach of the financial covenants under this Agreement, or other similar material breach the happening of which, together with the giving of any required notice or the passage of any required period of time, would constitute an Event of Default.

                                   SECTION II
                              The Revolving Credit

The Lender hereby establishes the Revolving Credit in favor of the Borrower as follows:

2.01 Amount of Revolving Credit. The maximum principal amount of the Revolving Credit shall be Three Hundred Thousand Dollars ($300,000.00).

2.02 Term of Revolving Credit. The Revolving Credit is effective as of the date of this Agreement, and, unless the Revolving Credit is sooner terminated or extended as provided in this Agreement, shall continue in effect until July 1, 1997. Unless sooner extended or terminated, the Revolving Credit shall terminate on July 1, 1997, and thereafter the Borrower shall not be entitled to obtain any additional Revolving Credit Loans hereunder.

2.03 Termination of Revolving Credit. The Lender shall have the right, at its sole option and absolute discretion, to terminate the Revolving Credit upon the occurrence of any Event of Default and upon giving the Borrower notice of termination. The termination of the Revolving Credit shall not in any way release the Borrower form its obligations under this Agreement, nor shall it terminate this Agreement. The provisions of this Agreement and the security interests created by the Security Agreement shall continue in full force and effect until all amounts owed by the Borrower to the Lender, including interest, penalties, and other charges, shall have been paid in full.

2.04 Extension of Revolving Credit. The Lender is under no duty to extend the period of the Revolving Credit beyond July 1, 1997. Before, at or after the termination of the Revolving Credit, the Lender may extend the term of the Revolving Credit, on a basis and with terms and conditions satisfactory to the Lender in its sole discretion, for one or more successive one year terms. Any such extension must be done in a writing signed by the Lender and specifically providing for an extension of the Revolving Credit in order to be binding on the Lender. Upon any extension of the period of the Revolving Credit, the Security Agreement and the other Borrower Documents shall remain in effect and shall continue to apply to the Revolving Credit Note, as extended, (or to a renewal or replacement note for the Revolving Credit Note, or its replacement), until that Revolving Credit Note, as extended, (or to a renewal or replacement not for the Revolving Credit Note, or its replacement), until that Revolving Credit Note, as extended, renewed or replaced, shall have been paid in full.

                                   SECTION III
                           The Revolving Credit Loans

3.01 Revolving Credit Loans. Subject to the terms and conditions of this Agreement, so long as the Revolving Credit remains in effect and is not terminated, and no Unmatured Default or Event of Default has occurred, the Lender shall grant the Borrower such Revolving Credit Loans as the Borrower may request from time to time in accordance with the provisions of this Agreement. The unpaid principal balance of the aggregate of the Revolving Credit Loans shall bear interest at an annual rate equal to the Prime Rate as published in the Wall Street Journal for the last business day of each month, which shall be the Prime Rate for the entire month and shall be applied to the average daily balance outstanding for that month, plus two percent (2.0%), from the date the first Revolving Credit Loan is made pursuant to this Agreement until the entire principal balance of the aggregate of the Revolving Credit Loans has been paid. The interest rate applicable to the Revolving Credit Loans shall be adjusted on the last business day of each month. The Revolving Credit Loans shall be evidenced by and payable in accordance with the terms of the Revolving Credit Note and on the terms of this Agreement. In the event of any discrepancy between the terms of the executed Revolving Credit Note and this Agreement, the terms of the Revolving Credit Note shall prevail.

3.02 Maximum Amount. At no time shall the aggregate unpaid principal balance of all Revolving Credit Loans made pursuant to this Agreement which are outstanding at any one time exceed THREE HUNDRED THOUSAND DOLLARS ($300,000.00).

3.03 Purposes of the Revolving Credit Loans. Proceeds of the Revolving Credit Loans shall be used by the Borrower for general business purposes which shall be approved by the Lender, specifically, the Borrower shall use the proceeds from its initial draw to make the following payments:

                  Automated Solutions license fee                $150,000.00
                  Accounts payable                                  8,856.00
                  Wages payable                                    16,363.00
                  Commissions payable                              17,781.00
                  Working Capital and Cash Reserves                 7,000.00
                                                                  -----------
                  Total of Anticipated Initial Draw Proceeds      $200,000.00

3.04 Procedures and Conditions. Each Revolving Credit Loan obtained by the Borrower shall be subject to the following terms and conditions:

         (a) Each Revolving Credit Loan obtained by the Borrower shall be in the minimum principal sum of One Thousand Dollars ($1,000.00).
         (b) Whenever the Borrower desires to obtain a Revolving Credit Loan it shall deliver to the Lender a Request for Disbursement (either orally or in writing) (unless waived by the Lender in writing) before the day on which it wishes to have the fund made available. Each such Request for Disbursement shall specify the amount of the Revolving Credit Loan requested, the date on which the Borrower desires the funds to be made available, and the purpose for which the Revolving Credit Loan is requested. The Borrower hereby authorizes the treasurer of the Borrower, and any person designated by the board of directors of the Borrower pursuant to a resolution which has been certified to the Lender by the corporate secretary or an assistant corporate secretary of the Borrower, to make either an oral or a written Request for Disbursement. As long as the Lender believes in good faith that the person actually making any oral Request for Disbursement is, in fact, such treasurer or other person designated by the Borrower's board of directors, then any Revolving Credit Loan made as a result of the Request for Disbursement shall be deemed to have been made pursuant to a valid and authorized Request for Disbursement, regardless of whether the maker of the Request for Disbursement was truly who he or she claimed to be.
         (c) The Borrower shall not be entitled to obtain any Revolving Credit Loan if any Event of Default or Unmatured Default shall exist at the time of the making of the Request of Disbursement, or would exist upon the making of the Revolving Credit Loan requested, even if the Lender does not elect to terminate the Revolving Credit as a Borrower with notice of any determination by the Lender to refuse to make additional advances of the Revolving Credit Loan because of the existence of an Unmatured Default as soon as practicable following any such determination, and the Lender acknowledges that the Borrower shall again be entitled to advances of the Revolving Credit Loan if, in such event, such Unmatured Default is cured prior to the occurrence of any Event of Default.
         (d) The Borrower shall not be entitled to obtain any Revolving Credit Loan if immediately after making the Revolving Credit Loan were to be made, the aggregate of the unpaid principal balance of the Revolving Credit Loans would exceed the maximum amount permitted under Section 3.02.
         (e) All Revolving Credit Loans shall be made in strict compliance with the terms and provisions of this Agreement, unless the Lender elects in its sole discretion to waive nay of those terms and conditions. The waiver of any terms and conditions with respect to any one Revolving Credit Loan shall not constitute a waiver of the same or any other terms or conditions with respect to any other Revolving Credit Loan.
         (f) Each request by the Borrower for a Revolving Credit Loan hereunder shall constitute the making of the following representations and warranties by the Borrower to the Lender:

             1) That the Borrower is then, and at the time the Revolving Credit Loan actually is made will be, entitled under this Agreement to obtain that Revolving Credit Loan; and

             2) That all of the covenants, agreements, representations and warranties made by the Borrower in this Agreement, and in the Security Agreement and in any writing delivered to the Lender by or on behalf of the Borrower, are true, correct and complete in all material respects, and have been complied in all material respects (to the extent required by the terms thereof) with, as of such dates.

3.05 Notation of Disbursements and Payments. Disbursements of, and payments of principal with respect to, Revolving Credit Loans shall be evidenced by notations by the Lender in its books and records showing the date and amount of each advance and each payment of principal. The principal amount outstanding under the Revolving Credit Note from time to time shall also be recorded by the Lender in its books and records. The aggregate amount of all disbursements of Revolving Credit Loans made and shown on the Lender's books and records, over all of the payments of principal made by the Borrower and recorded on the Lender's books and records, shall be prima facie evidence of the outstanding principal balance due under the Revolving Credit Note.

                                   SECTION IV
                     Payments of the Revolving Credit Loans

4.01     Optional and Mandatory Revolving Credit Note Principal Payment.

         (a) The Borrower may make optional prepayments of principal of Revolving Credit Loans from time to time. Those payments of principal of Revolving Credit Loans may not be reborrowed once repaid.
         (b) The Borrower shall pay to the Lender the outstanding principal balance of all Revolving Credit Loans on July 1, 1997, unless this Agreement is sooner extended or terminated in accordance with this Agreement.

4.02 Revolving Credit Note Interest Payments. The Borrower shall pay all accrued but unpaid interest on the outstanding principal balance of all Revolving Credit Loans on November 1, 1995, and on the first day of each calendar month thereafter during such time as any principal balance of Revolving Credit Loans remains unpaid.

                                    SECTION V
                     Security for the Revolving Credit Loans

5.01 Security for the Revolving Credit Loans. The Revolving Credit Note and the Revolving Credit Loans evidenced thereby are and shall be secured by and entitled to the benefits of all of the following:

         (a) Right of Offset. The Revolving Credit Loans shall be secured by the right of offset provided in Section 10.01 of this Agreement.
         (b) Security Interest in the Borrower's Collateral. The Revolving Credit Loans shall also be secured by a security interest granted by the Borrower in the Borrower's Collateral, pursuant to the Security Agreement substantially in the form attached to this Agreement as Annex B.

                                   SECTION VI
                              Conditions Precedent

6.01 Conditions Precedent to the Revolving Credit Loans. The Lender's obligation to provide the Borrower with the first Revolving Credit Loan shall be conditioned upon the fulfillment of all the following conditions:

         (a) Resolutions. The Borrower shall have furnished the Lender with a certified copy of the resolutions of its board of directors (1) authorizing the execution of the following documents: this Agreement, the Revolving Credit Note, the Security Agreement, and any other documents, instruments and agreements referred to herein which are required to be executed and delivered by the Borrower and (2) authorizing consummation of the transactions contemplated by, and performance of this Agreement.
         (b) Opinion of Counsel. The Borrower shall have furnished the Lender, at the Borrower's expense, with the legal opinion of Jon V. Harper, Esq., as counsel for the Borrower addressed to the Lender, dated the date of the Revolving Credit Note, satisfactory to the Lender and its counsel and substantially in the form attached hereto as Annex E.
         (c) Certificates of Incumbency. The Borrower shall have furnished the Lender with a certificate of its secretary certifying the names of the officers of the Borrower authorized to sign the Borrower Documents, together with the true signatures of such officers.
         (d) Executed Agreements. The Borrower shall have duly executed or shall have caused the Guarantors and Shareholders to execute each of the following documents and shall have delivered to the Lender the following:

                           1.       this Agreement;
                           2.       the Revolving Credit Note;
                           3.       the Security Agreement;
                           4.       the Guaranty Agreement;

                           5.       the Stock Pledge Agreement;
                           6. such financing statements or other documents for filing with public officials with respect to the Security Agreement as the Lender may request.

         (e) Representations and Warranties. Each and every representation and warranty made by or on behalf of the Borrower at the time of or after the execution of this Agreement relating to the Borrower Documents or the transactions contemplated thereby shall be true, complete and correct on and as of the date such Revolving Credit Loan is to be made.
         (f)  No  Defaults.  There shall exist no Event of Default or  Unmatured
              Default which has not been cured to the Lender's satisfaction.
         (g)  No Change in the  Borrower's  Condition.  There shall have been no material adverse change in the condition, financial or otherwise, or the Borrower from that existing on the date of the financial statements described in Section 8.06 of this Agreement.
         (h) Documentation. The Borrower shall have complied with Section 3.04 of this Agreement in all respects, and delivered all documents and instruments required thereby.
         (i) Recordings and Filings. All financing statements or other instruments as the Lender may reasonably request have been executed and delivered by the Borrower and filed or recorded in such public offices as the Lender may request to perfect and maintain the perfection of the security interests which secure the Revolving Credit Loans.
         (j) Assurances and Opinions for Property Outside Kentucky. The Lender shall have received reports of searches of personal property records from the appropriate reporting agency in the State of Utah and in any state outside Utah in which any Collateral is located; which do not disclose any security interest in the Collateral existing as of the date of this Agreement that is prior to the Lender's security interest in such Collateral, on or after the perfection of the Lender's security interest in such Collateral. The Lender may obtain such reports, but the Borrower shall pay all costs associated with obtaining them.

         (k)  Insurance  Certificates.   The  Lender  shall  have  received  the
              certificates of insurance required by Section 7.01 of this Agreement.

         (l) Counsel Fees. The Borrower shall have paid the Lender's counsel fees and expenses in accordance with Section XI of this Agreement.

6.02 Conditions Precedent to Subsequent Revolving Credit Loans. The Lender's obligation to make Revolving Credit Loans after the first Revolving Credit Loan shall be conditioned upon the fulfillment prior to the making of each such Revolving Credit Loan of the conditions set out in paragraphs (f), (g), (h) and (i) of Section 6.01 of this Agreement and to the further condition that the representations set out in Section 3.04(f) are true, complete and correct.

6.03 Conditions Subsequent. The Lender's obligation to continue to make Revolving Credit Loans shall be conditioned upon the fulfillment on or before September 20, 1995, of each of the following conditions:

         (a) Assurances and Opinions for Property Outside Utah. The Lender shall have received reports of searches of personal property records from the appropriate reporting agency in the State of Utah and in any state outside Utah in which any Collateral is located; which do not disclose any security interest in the Collateral existing as of the date of this Agreement that is prior to the Lender's security interest in such Collateral, on or after the perfection of the Lender's security interest in such Collateral. The Lender may obtain such reports, but the Borrower shall pay all costs associated with obtaining them.

                                   SECTION VII
                                General Covenants

During the term of this Agreement, the Borrower shall comply with, all of the following provisions:

7.01     Insurance.  The Borrower shall maintain insurance as follows:

         (a) Liability Insurance. The Borrower at its own cost and expense, shall procure, maintain and carry in full force and effect general liability, public liability, workers' compensation liability, environmental hazard liability and property damage insurance with respect to the actions and operations of the Borrower to such extent, in such amounts and with such deductibles as are carried by prudent businesses similarly situated, but in any event not less than the amounts of coverage per person and per occurrence, and with the deductibles, as are provided in the Borrower's insurance in effect on the date of this Agreement. Without limiting the foregoing, such insurance shall insure against any liability for loss, injury, damage or claims caused by or arising out of or in connection with the operation of the Borrower's business including injury to or death of the Borrower's employees, agents or any other persons and damage to or destruction of public or private property.

         (b) Physical Damage Insurance. The Borrower at its own cost and expense, shall insure all of its insurable properties to such extent, against such hazards (including, without limitation, environmental hazards), in the amount of coverage and with such deductibles as are carried by prudent businesses similarly situated, but in any event insuring against such hazards and with such coverages and deductibles as are provided in the Borrower's insurance in effect on the date of this Agreement, and in any event in amounts of coverage not less than the insurable value of the property insured.

         (c)  General Insurance Requirements.

                 (1) All  insurance  which the  Borrower is required to maintain shall be satisfactory to the Lender in form amount and insurer. Such insurance shall provide that any loss thereunder shall be payable notwithstanding any action, inaction, breach of warranty or condition, breach of declarations, misrepresentation or negligence of the Borrower. Each policy shall contain an agreement by the insurer that, notwithstanding lapse of a policy for any reason, or right of cancellation by the insurer or any cancellation by the Borrower such policy shall continue in full force for the benefit of the Lender for at least thirty (30) days after written notice thereof to the Lender and the Borrower, and no alteration in any such policy shall be made except upon thirty (30) days written notice of such proposed alteration to the Lender and the Borrower and written approval by the Lender. At or before the making of the first Loan, the Borrower shall provide the Lender with certificates evidencing its due compliance with the requirements of this section.
                 (2) Prior to the  expiration  date of any  policy of  insurance maintained pursuant to this Agreement, the Borrower shall provide the Lender with a certificate of insurance evidencing the acquisition of a new policy, or an extension or renewal of an existing policy, evidencing the Borrower's due compliance with this section.

7.02     Taxes and Other Payment Obligations.

         (a) The Borrower shall pay and discharge, or cause to be paid and discharged, before any of them become in arrears, all taxes, assessments, governmental charges, levies, and claims for labor, materials or supplies which if unpaid might become a lien or charge upon any of their property, and all of their other debts, obligations and liabilities.

         (b) The Borrower may refrain from paying any amount it would be required to pay pursuant to subparagraph (a) of this section if the validity or amount thereof is being contested in good faith by appropriate proceedings timely instituted which shall operate to prevent the collection or enforcement of the obligation contested, provided that if the Borrower is engaged in such a contest, it shall have set aside on its books appropriate reserves with respect thereto. If the validity or amount of any such obligations in excess of TWENTY-FIVE THOUSAND DOLLARS ($25,000.00) shall be contested pursuant to the provisions of this subparagraph, the Borrower shall notify the Lender immediately upon the institution of the proceedings contesting the obligation.

7.03     Financial Statements.

         (a) Annual Statements. As soon as available, and in any event within one hundred twenty (120) days after the end of each fiscal year, the Borrower shall furnish to the Lender a compiled balance sheet, income statement, and statement of profit and loss, showing sources and uses of income, for such fiscal year, together with comparative figures for the last preceding fiscal year prepared by the CPA Firm, and also together with the unqualified opinion of the CPA Firm in form and substance satisfactory to the Lender. Together with such annual compiled financial statements and opinion, the Borrower shall furnish the Lender with the CPA Firm's statement that the CPA Firm has reviewed the provisions of this Agreement and nothing has come to the CPA Firm's attention to cause it to believe that any Event of Default or Unmatured Default exists as of the date of the statement, or, if such is not the case, specifying such Event or Default or Unmatured Default and the nature thereof, and the action the Borrower will take to correct it.

         (b) Monthly Statements. As long as the Lender has submitted appropriate billing reports in a timely manner, as soon as available, and in any event within thirty (30) days after the close of each calendar month, the Borrower shall furnish the Lender with a balance sheet, income statement, and statement of profit and loss, showing sources and uses of income, for such month, together with comparative figures for both the month just ended and the portion of the fiscal year then ended, unaudited but accompanied by a certificate signed by the chief financial officer of the Borrower stating that such statements have been properly prepared in accordance with GAAP and are materially correct.

         (c) Additional Financial Information. The Borrower shall deliver to the Lender:

                 (1) Promptly upon receipt thereof, all detailed reports, if any
                     (excluding working drafts), submitted to the Borrower by the CPA Firm in connection with each annual compilation of the Borrower's books by the CPA Firm.
                 (2) Within  thirty  (30)  days  after the  respective  dates of filing the corporate federal income tax returns of the Borrower for each year, a written statement signed by the CPA Firm that the firm has prepared or reviewed the Borrower's federal income tax returns for such year and in the firm's opinion the provisions for federal taxes based on the Borrower's income, as recorded in the accounts, represents an adequate estimate of the liability of the Borrower for federal taxes based on income.
                 (3) Promptly  upon  their  becoming  available,  copies  of all financial statements, reports, notices of meetings and proxy statements which the Borrower shall send to its stockholders.
                 (4) Within ten (10) days after the filing thereof in the office of the Secretary of Stare of the State of Utah, certified copies of all amendments to the Borrower's Articles of Incorporation.
                 (5) Such additional  information  with respect to its financial condition as may be reasonably requested by the Lender from time to time.

7.04 Financial Records. The Borrower shall maintain a standard modern system of accounting in which full, true and correct entries shall be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a basis consistent with prior years and, without limitation, making appropriate accruals for estimated contingent losses and liabilities.

7.05 Properties. The Borrower shall maintain its fixed assets in good condition, subject only to normal wear and tear, and make all necessary and proper repairs, renewals and replacements. The Borrower shall comply with all material leases and other material agreements in order to prevent loss or forfeiture, unless compliance is being contested in good faith by appropriate proceedings timely instituted which shall operate to prevent enforcement of the loss or forfeiture. The Lender shall have the right to inspect the Borrower's fixed assets at all reasonable times, and from time to time.

7.06 Corporate Existence and Good Standing. The Borrower shall preserve its corporate existences in good standing and shall be and remain qualified to do business and in good standing in all states and countries in which it is required to be so qualified.

7.07     Notice Requirements.

         (a) Default. The Borrower shall cause its President, or in his absence an officer of the Borrower designated by it, to notify the Lender in writing within three (3) days, after the Borrower, or any of the Borrower's officers or directors, has notice of any Event of Default or Unmatured Default or has notice that any representation or warranty made in this Agreement, or in any related document or instrument, for any reason was not true and complete and not misleading in any material respect when made. Such notice shall specify the nature of such Event of Default or Unmatured Default and the action the Borrower has taken or will take to correct it.

         (b) Material Litigation. The Borrower promptly shall notify the Lender in writing of the institution or existence of any litigation or administrative proceeding to which the Borrower may be or become a party which might involve any material risk of any judgment or liability which (1) would be in excess of TWENTY-FIVE THOUSAND Dollars ($25,000.00), or (2) would otherwise result in any material adverse change in the Borrower's business, assets or condition, financial or otherwise.

         (c) Other Information. From time to time, upon request by the Lender, the Borrower shall furnish to the Lender such information regarding the Borrower's business, assets and condition, financial or otherwise, as the Lender may reasonably request. The Lender shall have the right during reasonable business hours to examine all of the Borrower's business and financial books and records and to make notes and abstracts therefrom, to make an independent examination of the Borrower's books and records for the purpose of verifying the accuracy of reports delivered by the Borrower and ascertaining compliance with this Agreement.

7.08 Revolving Credit Note and Security Agreement. The Borrower shall pay the Revolving Credit Note in accordance with its terms, and the Borrower shall comply with the provisions of the Security Agreement.

7.09 Compliance with Law. The Borrower shall comply in all material respects with (a) all valid and applicable statutes, rules and regulations of the United States of America, of the States thereof and their counties, municipalities and other subdivisions and of any other jurisdiction applicable to the Borrower; (b) the orders, judgments and decrees of all courts or administrative agencies with jurisdiction over the Borower; or its business; and (c) the provisions of licenses issued to the Borrower except where compliance therewith shall be currently contested in good faith by appropriate proceedings, timely instituted, which shall operate to stay any order with respect to such non-compliance.

7.10 Liens. Except for liens permitted in this Agreement, the Borrower shall not (a) create or incur or suffer to be created or incurred or to exist any encumbrance, mortgage, pledge, lien, charge, restriction or other security interest of any kind upon any of the Collateral, whether owned or held on the date of this Agreement or acquired thereafter, or upon the income or profits therefrom, or (b) transfer any such Collateral or the income or profits therefrom for the purpose of subjecting the same to payment of indebtedness or performance of any other obligation except payments made in accordance with Section 7.02 of this Agreement or payments made to the Lender in accordance with the terms and provisions of this Agreement, or (c) acquire, or agree or have an option to acquire, any Collateral upon conditional sale or other title retention or purchase money security agreement, device or arrangement, or (d) sell or transfer, assign, or pledge any Collateral, with or without recourse. The Borrower may incur or create, or suffer to be incurred or created or to exist, the following liens without violating the provisions of this Section 7.10:

                 (1) Statutory  liens to secure  claims for labor,  material  or supplies to the extent that payment thereof shall not at the time be required to be made in accordance with Section
                     7.02 of this Agreement.

                 (2) Deposits or pledges made in  connection  with, or to secure payment of, workers' compensation, unemployment insurance, old age pensions or other social security, or in connection with contest, to the extend the payment thereof shall not at that time be required to be made in accordance with
                     Section 7.02 of this Agreement.

                 (3) Statutory  liens for taxes or assessments  or  governmental charges or levies if payment shall not at the time be required to be made in accordance with Section 7.02 of this Agreement.

                 (4) Purchase money liens or security  interests with respect to property acquired by the Borrower with the Lender's prior written consent, which shall not be unreasonably withheld.

                 (5) Statutory liens (and contractual  liens that provide to the secured party no greater rights than equivalent statutory liens) to secure payment of rent or lease payments with respect to leases of real property to the extent that such payments shall not at the time be required to be made in accordance with Section 7.02 of this Agreement.

7.11 Letters of Credit. Without the Lender's prior written consent which shall not be unreasonably withheld, the Borrower shall not have outstanding any letters of credit upon which the Borrower is the obligor or guarantor.

7.12 Articles of Incorporation and Bylaws. Without the Lender's prior written consent, which shall not be withheld or delayed unreasonably, the Borrower shall not make any changes in or amendments to its articles of incorporation.

7.13     Dividends; Acquisition of Stock; New Shares.

         (a) Except as provided in subparagraph (b) of this Section 7.13 and without the prior written consent of the Lender, the Borrower shall not declare and pay, or set apart any sum for the purpose of payment of, any Dividend.

         (b)  Without  violating  the  provisions  of  subparagraph  (a) of this
              Section 7.13, and so long as no Event of Default or Unmatured Default has occurred and is continuing, the Borrower may declare and pay, or set apart any sums for the purposes of payment of Dividends, with the Lender's prior written consent, which consent shall not be unreasonably withheld.

7.14 Mergers, Sales, Transfers and Other Dispositions of Assets. Without the Lender's prior written consent, which shall not be unreasonably withheld or delayed, the Borrower shall not:

         (a) Be a party to any consolidation, reorganization (including without limitation those types referred to in Section 368 of the United States Internal Revenue Code of 1986, as amended), "stock-swap" or merger;

         (b)  Sell or otherwise transfer any material part of its assets;

         (c) Purchase all or a substantial part of the capital stock or assets of any corporation or other business enterprise;

         (d)  Effect any change in its capital structure;

         (e) Liquidate or dissolve or take any action with a view toward liquidation or dissolution.

7.15 Loans. The Borrower shall not make any loan or advance any funds whatsoever to any business, entity, party or individual, in excess of TEN THOUSAND DOLLARS ($10,000.00) and the aggregate of any advances outstanding shall not exceed FIFTY THOUSAND DOLLARS ($50,000.00) at any one time.

7.16 Verification of Financial Information. The Lender may at any time other than in connection with an annual compilation, and from time to time, require that any determinations of financial information provided by the Borrower to the Lender be verified by the CPA Firm at the Borrower's expense.

7.17     UniDial    Billings.    The    Borrower    shall    generate    monthly
         telecommunications revenues on its accounts with

         Lender at or above the amounts specified in Schedule 7.17 which is attached hereto and incorporated herein.

7.18 Gross Revenue. The Borrower shall generate monthly gross revenues at or above the amounts specified in Schedule 7.18 which is attached hereto and incorporated herein by reference.

7.19 Net Income. The Borrower shall have net income (or loss) at or above the amounts specified in Schedule 7.19 which is attached hereto and incorporated herein.

7.20 Business Ownership. The Shareholders' equity ownership of the Borrower shall not fall below (i) 80% of the combined voting power of all classes of the Borrower's capital stock entitled to vote, or (ii) 80% of the total value of shares of all classes of the Borrower's capital stock outstanding.

                                  SECTION VIII
                          Representations and Warrants

         To induce the Lender to enter into this Agreement and to make Revolving Credit Loans, the Borrower represents and warrants to the Lender as follows (which warranties and representations shall be deemed to be remade and restated in full (subject only to changes of circumstances which (1) are fully disclosed by the Borrower to the Lender in writing, describing the changed circumstances, and (2) do not result in any violation of any condition, provision, promise and/or covenant of this Agreement, or otherwise result in an Unmatured Default or an Event of Default) whenever a Revolving Credit Loan is requested by the Borrower):

8.01 Corporate Organization and Existence. The Borrower is a corporation duly organized, validly existing, and in good standing under the laws of the State of Utah. The Borrower has all necessary power and authority to carry on its business conducted on the date of this Agreement. The Borrower is qualified to do business as foreign corporation, and is in good standing, in all states and in all foreign countries in which it owns and property or carries on substantial activities or is otherwise required to be so qualified, and is duly authorized, qualified and licensed under all laws, regulations ordinances or orders of public authorities to carry on its business in the places and in the manner conducted on the date of this Agreement.

8.02 Right to Act. No registration with or consent or approval of any governmental agency of any kind is required for the execution, delivery, performance and enforceability of the Borrower Documents. The Borrower has full power and authority, corporate and otherwise, to execute, deliver and perform the Borrower Documents.

8.03 No Conflicts. The Borrower's execution, delivery and performance of the Borrower Documents do not, and will not, (a) violate any existing provision of the articles of incorporation or bylaws of the Borrower or any law, rule, regulation, or judgment, order or decree applicable to the Borrower or (b) otherwise constitute a default, or result in the imposition of any lien under (1) any existing contract or other obligation binding upon the Borrower or its property, with or without the passage of time or the giving of notice or both; (2) any law, rule or regulation applicable to the Borrower or its business; or (3) any judgment, order or decree of any court or administrative agency applicable to the Borrower or its business.

8.04 Authorization. The execution, delivery and performance by the Borrower of the Borrower Documents has been duly authorized, and the Borrower Documents have been duly executed and delivered and constitute legal, valid and binding obligations enforceable against the Borrower.

8.05     Litigation and Taxes.

         (a) Except for those matters described in the financial statements referenced in Section 8.06 of this Agreement, there is not litigation, at law or in equity, or any proceeding before any federal, state or municipal court, board or other governmental or administrative agency pending, or to the knowledge of the Borrower, threatened which is likely to involve any material judgment or liability against the Borrower or which might otherwise result in any material adverse change in the Borrower's business, assets or condition, financial or otherwise. No judgment, decree or order of any federal, state or municipal court, board or other governmental or administrative agency has been issued against the Borrower or any of its assets which has, or might have, a material adverse effect on the Borrower's business, assets or condition, financial or otherwise.

         (b) The Borrower has filed all tax returns which are required to be filed and has paid, or made adequate provision for the payment of, all taxes which have or may become due pursuant to such returns or pursuant to assessments received. The Borrower knows of no material additional assessments for which adequate reserves have not been established, and the Borrower has made adequate provision for all current taxes.

8.06 Financial Statements. The Borrower's most recent consolidated financial statements of the type described in paragraphs (a), (b) and (c) of
         Section 7.03 and dated September 30, 1995, have been furnished to the Lender. Those financial statements are true and complete, have been prepared in accordance with generally accepted accounting principles, do not omit reference to any material contingent liabilities of any kind, and fairly present the financial condition of the Borrower as of the date of the financial statements.

8.07     Compliance with Contractual Obligations, Laws and Judgments.

         (a)  The  Borrower  is not in  default  in  the  payment,  performance, observance or fulfillment of any of the material obligations, covenants or conditions contained in any lease, indenture, mortgage, deed of trust, promissory note, agreement or undertaking to which it is a party or by which its assets are bound.

         (b) The Borrower has not violated any applicable statute, regulation or ordinance of the United States of America or of any state, municipality or any other subdivision, jurisdiction or agency thereof, in any respect materially and adversely affecting the Borrower's business, property, assets, operations or conditions, financial or otherwise.

         (c) The Borrower is not in default with respect to any judgment, order, writ, injunction, decree or demand of any court, arbitrator or governmental agency or body.

8.08 No Undisclosed Liabilities or Guaranties. The Borrower does not have any material liabilities, direct or contingent, except as disclosed or referred to in the financial statements referred to in Section 8.06 of this Agreement or incurred by Borrower after such date and not prohibited by the express terms of this Agreement, nor has the Borrower guaranteed, or otherwise become responsible for, the material obligations of any person.

8.09 Title to Properties. The Borrower has good and marketable title to all of its property and assets of all character, free and clear of all mortgages, liens, and encumbrances except (a) encumbrances granted to the Lender, (b) minor irregularities in title which do not materially interfere with the use and enjoyment by the Borrower of such properties and assets in the normal course of business as presently conducted, or materially impair the value thereof for such business.

8.10 Trademarks and Permits. The Borrower possesses adequate licenses, patents, copyrights, trademarks and trade name to conduct its businesses as now conducted. Neither the Borrower nor any of its officers, directors or employees has received notice or has knowledge of any claim that the Borrower has violated any other person's license, patent, copyright, trademark or trade name, or that the Borrower's licenses, patents, copyrights, trademarks or trade names are currently being infringed. The Borrower has all governmental permits, certificates, consents and franchises necessary to carry on their businesses as now conducted and to own or lease and operate their properties as now owned, leased or operated. All such governmental permits, certificates, consents and franchises are valid, and in effect, and the Borrower is not in violation thereof, and none of them contains any term, provision, condition or limitation more burdensome than generally applicable to persons engaged in the same or similar business.

8.11 Disclosure. Neither this Agreement, nor any agreement, document, certificate or statement furnished to the Lender by or on behalf of the Borrower in connection with the transactions contemplated by this Agreement contains any untrue statement of any material fact or omits to state any material fact necessary to make the statements contained herein or therein not misleading. There is not fact known to the Borrower which materially and adversely affects, or in the future is likely to materially and adversely affect, the Borrower's business, operations, affairs or condition, financial or otherwise, which has not been disclosed to the Lender.

                                   SECTION IX
                                Events of Default

         The occurrence of any one or more of the following shall constitute an Event of Default under this Agreement (an "Event of Default"):

9.01 Failure to Pay. If the Borrower shall fail to pay in full an y installment of principal or interest on the Revolving Credit Note, or payments required by Section IV of this Agreement, within five (5) days after notice that such payment has become due and is unpaid.

9.02 No Notice Required. If the obligor with respect to the following provisions shall fail to observe, perform or comply with any term, obligation, covenant, agreement, condition or other provision contained in Sections 6.03, 7.02, 7.06, 7.07, 7.10, 7.12, 7.13, 7.14, 7.15, 7.16,
         11.01, or 12.14 of this Agreement; if the obligor with respect to the following provisions shall for three consecutive months, fail to observe, perform or comply with any term, obligation, covenant, agreement, condition or other provision contained in any two of the following three Sections: 7.17, 7.18 and/or 7.19 of this Agreement; or any Event of Default occurs under the Security Agreement.

9.03 Notice Required. If the obligor with respect to any term, obligation, covenant, agreement, condition or other provision (other than those referred to in Sections 9.01 or 9.02 hereof) contained or referred to in this Agreement shall fail to observe, perform or comply with those provisions, and such failure shall not have been fully corrected within fifteen (15) days after the Lender has given written notice thereof to the Borrower.

9.04 Falsity of Representation or Warranty. If any representation or warranty or other statement of fact contained in any of the Borrower Documents or in any writing, certificate, report or statement at any time furnished the Lender by or on behalf of the Borrower pursuant to or in connection with this Agreement or the Revolving Credit Loans shall have been false or misleading in any material respect or which shall omit a material fact, whether or not made with knowledge, at the time it was made.

9.05 Judgments. If a final judgment or judgments for the payment of money in excess of the sum of Twenty-Five Thousand Dollars ($25,000.00) in the aggregate, or with respect to property with a value in excess of such amount, shall be rendered against the Borrower and such judgment or judgments shall remain unsatisfied for a period of thirty (30) consecutive days after the entry thereof and within that thirty (30) days has not been (a) stayed pending appeal, or (b) discharged.

9.06 Adverse Financial Change. If there should be any material adverse change in the financial condition of the Borrower as determined in the Lender's reasonable discretion, from their respective financial conditions as shown on the financial statements referred to in Section
         8.06 of this Agreement, and such adverse change is not fully corrected to Lender's reasonable satisfaction within thirty (30) days after notice with respect thereto from the Lender.

9.07 Other Obligations to the Lender and its Affiliates. If the Borrower shall fail to observe perform or comply with the terms, obligations, covenants, agreements, conditions or other provisions of any agreement, document or instrument other than this Agreement and the other Borrower Documents which the Lender or any of its affiliates has entered into with the Borrower and which involves Indebtedness to the Lender or any of its affiliates.

9.08 Dissolution or Termination of Existence. If the Borrower or any person, firm or corporation affiliated with it, takes any action that is intended to result in the termination, dissolution or liquidation of the Borrower.

9.09     Solvency.

         (a) If the Borrower shall (1) have an order of relief entered in any proceeding filed by it under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time); (2) admit its inability to pay its debts generally as they become due; (3) become insolvent in that its total assets are in the aggregate worth less than all of its liabilities and it is unable to pay its debts generally as they become due; (4) make a general assignment for the benefit of creditors; (5) file a petition, or admit (by answer, default or otherwise) the material allegations of any petition filed against it, in bankruptcy under the federal bankruptcy laws (as in effect on the date of this Agreement or as they may be amended from time to time), or under any other law for the relief of debtors, or for the discharge, arrangement or compromise of their debts; or (6) consent to the appointment of a receiver, conservator, trustee or liquidator of all or part of its assets.

         (b) If a petition shall have been filed against the Borrower in proceedings under the federal bankruptcy laws (as in effect on the date of this Agreement, or as they may be amended from time to time), or under any other laws for the relief o f debtors, or for the discharge, arrangement or compromise of their debts, or an order shall be entered by any court of competent jurisdiction appointing a receiver, conservator, trustee or liquidator of all or part of the Borrower's assets, and such petition or order is not dismissed or stayed within sixty (60) consecutive days after entry thereof.

                                    SECTION X
                              Remedies Upon Default

         Notwithstanding anything to the contrary, if any Event of Default under this Agreement occurs, the Lender, in its sole discretion, and without notice to the Borrower, may (a) terminate the Revolving Credit, and the Lender shall be under no further obligation to grant any Revolving Credit Loan to the Borrower,
(b) declare the entire unpaid balance of the Revolving Credit Note, and all other obligations of the Borrower under this Agreement to be immediately due and payable in full, without any presentment, demand or notice of any kind, all of which are hereby waived by the Borrower. In addition, upon the occurrence of any Event of Default, and at any time thereafter, unless all Events of Default have been remedied to the full satisfaction of the Lender or waived in a writing signed by the Lender specifically providing the waiver, the Lender shall have all of the following rights and remedies and it may exercise one or more of them singly or in conjunction with others.

10.01 Right to Offset. The Lender shall have the right to set off against, or appropriate and apply toward the payment of, the obligations of the Borrower to the Lender, pursuant to this Agreement or as evidenced by the Revolving Credit Note whether such obligations shall have matured in due course or by acceleration, and any and all sums and indebtedness then held or owed by the Lender to or for the credit or account of the Borrower. For such purpose the Borrower hereby pledges to and grants a security interest in such other sums and indebtedness of the Lender to secure all of the Borrower's obligations under this Agreement and the Revolving Credit Note. Such offsets following an Event of Default may occur without notice to or demand upon the Borrower or any other person, all of such notices and demands being hereby waived.

10.02 Enforcement of Rights. The Lender shall have the right, to proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceedings either for specific performance of any covenant or condition contained in any of the Borrower Documents, or in aid of the exercise of any power granted in any of the Borrower Documents.

10.03 Rights Under Security Instruments. The Lender shall also have all rights and remedies granted it under any and all of the Security Agreement securing or intending to secure the Borrower's obligations under the Revolving Credit Note, or any other indebtedness or obligation of the Borrower under Borrower Documents.

10.04 Cumulative Remedies. All of the rights and remedies of the Lender upon occurrence of an Event of Default shall be cumulative to the greatest extent permitted by law, may be exercised successively or concurrently, from time to time, and shall be in addition to all of those rights and remedies afforded the Lender at law, or in equity, or in bankruptcy. Notwithstanding the foregoing, the Lender shall be entitled to recover from the cumulative exercise of all remedies an amount no greater than the sum of (a) the outstanding principal amount of all Revolving Credit Loans, (b) all accrued but unpaid interest with respect to the principal amount of the Revolving Credit Loans, (c) any other amounts that the Borrower is required by this Agreement to pay to the Lender (for example, and without limitation, the reimbursement of expenses and legal fees, and late charges), and (d) any costs, expenses or damages which the Lender is otherwise permitted to recover by the terms of this Agreement. Any exercise of any right or remedy shall not be deemed to be an election of that right or remedy to the exclusion of any other right or remedy.

                                   SECTION XI
                                Fees and Expenses

11.01 Transactions Expenses. The Borrower shall pay to the Lender upon demand all reasonable out-of-pocket expenses incurred by the Lender in connection with the transactions contemplated by this Agreement including, but not limited to, the Lender's reasonable attorneys' fees incurred in preparing the Borrower Documents and any and all costs and fees incurred in connection with the recording or filing of any documents or instruments in any public office, pursuant to or as a consequence of this Agreement, or to perfect or protect any security for the Revolving Credit Loans. The Borrower shall also pay to the Lender upon demand all reasonable out-of-pocket expenses incurred from time to time in the administration of the Revolving Credit Loan, including, without limitation, any reasonable out-of-pocket expenses (including, but not limited to, attorneys fees) incurred by the Lender if any of the Borrower Documents should be amended, extended and/or renewed from time to time.

11.02 Enforcement Expenses. If any Event of Default shall occur under this Agreement, or any default shall occur under any of the Borrower Documents or any related documents, the Borrower shall pay to the Lender, to the extent allowable by applicable law, such amounts as shall be sufficient to reimburse the Lender fully for all of its costs and expenses incurred in enforcing its rights and remedies under the Borrower Documents and any related documents, including without limitation the Lender's reasonable attorneys' fees and court costs. Such amounts shall be deemed to be included in the obligations secured by the Security Agreement.

                                   SECTION XII
                            Miscellaneous Provisions

12.01 Banking Days. If any provision of this Agreement or any of the other Borrower Documents requires that the Borrower make any payment, or otherwise perform any act, on a day on which the Lender is not open for business, then that payment or action shall be deemed to be due on the first day thereafter that the Lender is open for business.

12.02 Term of this Agreement. The term of this Agreement shall commence as of the date hereof, and continue until all Revolving Credit Loans and accrued but unpaid interest thereon shall have been paid in full and the Borrower shall have paid or performed all of its other obligations hereunder.

12.03 No Waivers. Failure or delay by the Lender in exercising any rights shall not be deemed to be or operate as a waiver of that right, nor shall any right be exclusive of any other right referred to in this Agreement, or in any other related document, or available at law or in equity, by statute or otherwise. Any single or partial exercise of any right shall not preclude the further exercise of that right. Every right of the Lender shall continue in full force and effect until such right is specifically waived in a writing signed by the Lender.

12.04 Course of Dealing. No course of dealing between the Borrower and the Lender shall operate as a waiver of any of the Lender's rights under any of the Borrower Documents.

12.05 Waivers by the Borrower. The Borrower herby waives, to the extent permitted by applicable law, (a) all presentments, demands for performances, notices of nonperformance (except to the extent specifically required by this Agreement or any other of the Borrower Documents), protest, notices of protest and notices of dishonor in connection with the Revolving Credit Note (b) any requirement of diligence or promptness on the part of the Lender in enforcement of its rights under the provision of any of the Borrower Documents, and (c) any requirement of marshaling assets or proceeding against persons or assets in any particular order.

12.06 Severability. If any part, term or provision of this Agreement is held by any court to be unenforceable or prohibited by any law applicable to this Agreement, the rights and obligations of the parties shall be construed and enforced with that part, term or provision limited so as to make it enforceable to the greatest extent allowed by law, or, if it is totally unenforceable, as if this Agreement did not contain that particular part, term or provision.

12.07 Time of the Essence. Time shall be of the essence in performance of all of the Borrower's obligations under the Borrower Documents.

12.08 Benefit and Binding Effect. This Agreement shall inure to the benefit of the Lender, its successors and assigns, and all obligations of the Borrower and shall bind their respective successors and, if and to the extent assignment is otherwise permitted by this Agreement, their assigns.

12.09 Further Assurances. The Borrower shall sign such financing statements of other documents or instruments as the Lender may reasonably request from time to time more fully to create, perfect, continue, maintain or terminate the rights and security interest intended to be granted or created pursuant to this Agreement or the Security Agreement.

12.10 Incorporation by Reference. All schedules, annexes or other attachments to this Agreement are incorporated into this Agreement as if set out in full at the first place in this Agreement that reference is made thereto.

12.11 Entire Agreement; No Oral Modifications. This Agreement, the schedules and annexes hereto, and the documents and instruments referred to herein constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior understandings with respect to the subject matter hereof. No change, modification, addition or termination of this Agreement or any of the Borrower Documents shall be enforceable unless in writing and signed by the party against who enforcement is sought.

12.12 Headings. The headings used in this Agreement are included for ease of reference only and shall not be considered in the interpretation or construction of this Agreement.

12.13 Governing Law. This Agreement and the related documents and instruments shall be governed by and construed in accordance with the laws of the Commonwealth of Kentucky, except to the extent that the laws of any other state, province or country where the Collateral is located require that the laws of such other state, province or country shall govern the creation, perfection or enforcement of the Lender's rights and security interests in such Collateral.

12.14 Assignments. The Borrower may not assign its rights under this Agreement to any other party. Any attempted assignment shall be a default under this Agreement and shall be null and void. The Lender shall have the right and ability to sell, assign or transfer all or any part of its rights and/or obligations under this Agreement, and/or to participate its rights and obligations under this Agreement with other lenders, and/or to sell participation or participating interests in its rights and/or obligations under this Agreement. In furtherance thereof, the Lender shall have the right to provide to any Person who expresses an interest in becoming such a buyer, assignee, transferee, participant and/or purchaser, or who actually does become such a buyer, assignee, transferee, participant, and/or purchaser, such information concerning the financial, business and other affairs of the Borrower as the Lender may reasonably deem appropriate in the circumstances. The Borrower hereby authorizes all such disclosures.

12.15    Multiple Counterparts.

         (a) This Agreement may be signed by each party upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of each party.

         (b) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or the terms thereof to produce or account for more than one of such counterparts.

12.16    Notices.

         (a) Any requirement of the Uniform Commercial Code or other applicable law of reasonable notice shall be met if such notice is given at least five (5) business days before the time of sale, disposition or other event or thing giving rise to the requirement of notice.

         (b) Except as provided in subsection (c) below, all notices or communications under this Agreement shall be in writing and shall be hand-delivered, sent by courier, or mailed to the parties addressed as follows, and any notice so addressed and (1) hand-delivered, shall be deemed to have been given when so delivered, or (2) mailed by registered or certified mail, return receipt requested, shall be deemed to have been given when mailed, or (3) delivered to a recognized shall package overnight courier to the address of the intended recipient with shipping prepaid, shall be deemed to have been given when so delivered to such courier:

                           (1)      If to the Borrower:

                                       UNIQUEST COMMUNICATIONS, INC.
                                       6975 Union Park Center, Suite 340
                                       Midvale, UT  84047
                                       Attn:  Mr. Thomas E. Aliprandi, President

                                       And copy to:

                                       Mr. Jon V. Harper, Esq.
                                       Suite 700
                                       50 West Broadway
                                       Salt Lake city, UT  84101

                           (2)      If to the Lender:

                                       UNIDIAL INCORPORATED
                                       12910 Shelbyville Road, Suite 211
                                       Louisville, KY  40243
                                       Attn:  Mr. Kenneth D. Richey

                                       And copy to:

                                       BROWN, TODD & HEYBURN, PLLC
                                       3200 Providian Center
                                       Louisville, KY  40202-3363
                                       Attn:  Mr. C. Edward Glasscock


         (c) The Borrower and the Lender may at any time, and from time to time, change the address or addresses to which notice shall be mailed by written notice setting forth the changed address or addresses.

12.17 Survival of Covenants. All covenants, agreements, warranties and representations made by the Borrower herein shall survive the making of each Revolving Credit Loan and the execution and delivery of the Borrower Documents, and shall be deemed to be remade and restated by the Borrower each time the Borrower requests a Revolving Credit Loan.

12.18 Consent to Jurisdiction and Venue. The Borrower consents to one or more actions being instituted and maintained in the Jefferson County, Kentucky, Circuit Court to enforce this agreement and/or one or more of the other borrower documents, and waives any objection to any such action based upon lack of personal or subject matter jurisdiction or improper venue. The Borrower agrees that any process or other legal summons in connection with any such action or proceeding may be served by mailing a copy thereof by certified mail, or any substantially similar form of mail, addressed to the Borrower as provided in Section
         12.16 above.

12.19 Acknowledgment. The Borrower acknowledges that the Borrower has received a copy of this Agreement and each of the other Borrower
         Documents, as fully executed by the parties thereto. The Borrower acknowledges that the Borrower (a) has READ THIS AGREEMENT AND THE OTHER BORROWER DOCUMENTS OR HAS CAUSED SUCH DOCUMENTS TO BE EXAMINED BY THE BORROWER'S REPRESENTATIVES OR ADVISORS; (b) is thoroughly familiar with the transactions contemplated in this Agreement and the other Borrower Documents; and (c) has had the opportunity to ask such questions to representatives of the Lender, and receive answers thereto, concerning the terms and conditions of the transactions contemplated in this Agreement and the other Borrower Documents as the Borrower deems necessary in connection with the Borrower's decision to enter into this Agreement.

         IN WITNESS WHEREOF, the Borrower and the Lender have signed this Agreement as of the date set forth in the preamble hereto, but actually on the date(s) set forth below.

                                      UNIDIAL INCORPORATED


                                    By  /s/  Kenneth D. Richey
                                        ---------------------------------------
                                        Kenneth D. Richey, Secretary/Treasurer

                                    Date:  _____________________


                                    UNIQUEST COMMUNICATIONS, INC.


                                    By  /s/  Thomas E. Aliprandi
                                        ----------------------------------------
                                        Thomas E. Aliprandi, President

                                    Date:  _____________________

         STATE OF  UTAH
         COUNTY OF SALT LAKE

         The foregoing instrument was acknowledged before me by Thomas E. Aliprandi, the President of UniQuest Communications, Inc., a Utah corporation, on behalf of the Corporation, on February 24, 1996.


                                          Notary Public  /s/ Marc Johnson

                                          Commission expires:  May 30, 1999



                                          By    /s/  David E. Shepardson, III
                                                -------------------------------
                                                  David E. Shepardson, III
                                                  Vice President, Treasurer

                                          Date:  2/24/96
                                                 ------------------------------

         STATE OF UTAH
         COUNTY OF SALT LAKE

         The foregoing instrument was acknowledged before me by David E. Shepardson, III, the Vice President, Treasurer of UniQuest Communications, Inc., a Utah corporation, on behalf of the Corporation, on February 24, 1996.

                                             Notary Public  /s/ Marc Johnson

                                             Commission expires:  May 30, 1999

                                  Schedule 7.17
                                UniDial Billings

                  Oct-95                                               162,750
                  Nov-95                                               156,910
                  Dec-95                                               179,590
                  Jan-96                                               191,560
                  Feb-96                                               182,740
                  Mar-96                                               249,540
                  Apr-96                                               266,360
                  May-96                                               325,010
                  Jun-96                                               374,710
                  Jul-96                                               446,630
                  Aug-96                                               482,600

                                  Schedule 7.18
                                 Gross Revenues

                  Oct-95                                               175,658
                  Nov-95                                               171,335
                  Dec-95                                               195,371
                  Jan-96                                               208,888
                  Feb-96                                               197,398
                  Mar-96                                               268,373
                  Apr-96                                               296,708
                  May-96                                               359,630
                  Jun-96                                               421,443
                  Jul-96                                               499,568
                  Aug-96                                               542,268

                                  Schedule 7.19
                                Net Income (Loss)

                  Oct-95                                               (12,388)
                  Nov-95                                               (12,750)
                  Dec-95                                               (12,152)
                  Jan-96                                               (10,207)
                  Feb-96                                               (13,375)
                  Mar-96                                               (11,780)
                  Apr-96                                                (5,613)
                  May-96                                                (1,885)
                  Jun-96                                                 6,190
                  Jul-96                                                 9,422
                  Aug-96                                                13,544